UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2022

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-350-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 11, 2022, Main Street Capital Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company and RBC Capital Markets, LLC as representative of the several underwriters named on Exhibit A thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters an aggregate of 1,170,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), in a registered public offering (the “Offering”). In addition, in connection with the Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 175,500 Shares. The Offering closed on August 15, 2022 and the Company issued 1,345,500 Shares, including the Shares issuable pursuant to the Underwriters’ option to purchase additional Shares.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (File No. 333-263258), as supplemented by a preliminary prospectus supplement, dated August 10, 2022, and a final prospectus supplement, dated August 11, 2022, each previously filed with the Securities and Exchange Commission.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 11, 2022, among Main Street Capital Corporation and RBC Capital Markets, LLC as representative of the several underwriters named on Exhibit A thereto
5.1	Opinion of Dechert LLP
23.1	Consent of Dechert LLP (included in Exhibit 5.1)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation (Registrant)
August 15, 2022 (Date)	By:	/s/ Jason B. Beauvais
	Name:	Jason B. Beauvais
	Title:	General Counsel